UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2010

VCG HOLDING CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	001-32208	841157022
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

390 UNION BLVD, SUITE 540, LAKEWOOD, Colorado		80228
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-934-2424

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On July 20, 2010, VCG Holding Corp. (the “Company”) received a non-binding proposal (the “Proposal”) from Family Dog, LLC (“Purchaser”), an entity affiliated with the Company’s Chairman and Chief Executive Officer, Troy Lowrie, and Lowrie Management, LLLP (“Lowrie Management”) to acquire all of the outstanding common stock of the Company (other than the shares held by Purchaser, its affiliates and certain other investors) for $2.10 per share in cash (the “Acquisition”). The Proposal contemplates that the Company would no longer be a public reporting or trading company following the closing of the Acquisition. The Company’s Board of Directors has formed a Special Committee consisting solely of directors who are independent under the NASDAQ independence rules to review and evaluate the Proposal, recommend to the Company’s Board of Directors whether to approve or decline the Proposal and evaluate the Company’s alternatives to the Proposal. The members of the Special Committee are George Sawicki, Carolyn Romero and David Levine. The Proposal is subject to the approval of the Special Committee, the Company’s Board of Directors and the Company’s shareholders. No assurance can be given that an agreement on terms satisfactory to the Special Committee or the Board of Directors will be entered into or consummated by the Company with respect to the Proposal or any other transaction.

The foregoing is qualified in its entirety by reference to the Proposal, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On July 22, 2010, the Company issued a press release regarding the Proposal. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Proposal dated July 20, 2010
99.2	Press Release dated July 22, 2010

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical fact, included in this Current Report on Form 8-K that address activities, events or developments that we believe or anticipate will or may occur in the future are forward-looking statements. Such statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict, including, without limitation, whether the Special Committee of the Company’s Board of Directors and the full Board of Directors will approve the Proposal, or any other transaction, and, if approved, whether the Proposal, or any other transaction, will be successfully completed. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous risks, uncertainties and factors identified from time to time in the Company’s reports with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2009. All forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by these risks, uncertainties and factors. All guidance and forward-looking statements in this Current Report on Form 8-K are made as of the date hereof and we do not undertake any obligation to update any forecast or forward-looking statements, except as may be required by law.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.

July 22, 2010	By:	Tenicia Bradley

Name: Tenicia Bradley
Title: Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Proposal dated July 20, 2010
99.2	Press Release dated July 22, 2010